No. 3154-0028













                   PROPERTY AND CASUALTY CLASH EXCESS OF LOSS
                              REINSURANCE AGREEMENT
                         PENN-PATRIOT INSURANCE COMPANY

                                     between

                         PENN-AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY

                                       and

                          AMERICAN RE-INSURANCE COMPANY

                             TABLE OF CONTENTS
                             -----------------
       ARTICLE                                                          PAGE
       -------                                                          ----

          I                 EXHIBITS COVERED                               1

          II                TERRITORY                                      1

          III               ULTIMATE NET LOSS                              2

          IV                EXTRA CONTRACTUAL
                            OBLIGATIONS                                    2

          V                 EXCESS JUDGMENTS                               3

          VI                DECLARATORY JUDGMENT EXPENSE                   4

          VII               EXCLUSIONS                                     4

          VIII              DEFINITIONS                                   16

          IX                CLAIMS                                        20

          X                 WARRANTY                                      21

          XI                SUBROGATION AND SALVAGE                       22

          XII               TAXES                                         23

          XIII              ACCESS TO RECORDS                             23

          XIV               INSOLVENCY                                    23

          XV                OFFSET AND SECURITY                           23

          XVI               ERRORS AND OMISSIONS                          24

          XVII              FEDERAL EXCESS RECOVERY                       24

          XVIII             COMMENCEMENT AND
                            TERMINATION                                   25

                                                                 No. 3154-0028

                   PROPERTY AND CASUALTY CLASH EXCESS OF LOSS
                              REINSURANCE AGREEMENT


THIS AGREEMENT made and entered into by and between PENN-AMERICA INSURANCE COMPANY, PENN-STAR INSURANCE COMPANY, both of Hatboro, Pennsylvania and PENN-PATRIOT INSURANCE COMPANY of Richmond, Virginia (hereinafter referred to as the "Company") and AMERICAN RE-INSURANCE COMPANY, a Delaware Corporation with Administrative Offices in Princeton, New Jersey (hereinafter referred to as the "Reinsurer").

WITNESSETH:

The Reinsurer hereby reinsures the Company to the extent and on the terms and conditions and subject to the exceptions, exclusions and limitations hereinafter set forth and nothing hereinafter shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third parties or any persons not parties to this Agreement. Performance of the obligations of each party under this Agreement shall be rendered solely to the other party.

                                    ARTICLE I
                                    ---------
EXHIBITS COVERED
----------------

The Company will reinsure with the Reinsurer and the Reinsurer will accept reinsurance from the Company as set forth in Exhibits A and B which are attached hereto and made a part of this Agreement, such Exhibits being entitled for purposes of identification as:

         EXHIBIT A - FIRST PROPERTY AND CASUALTY CLASH EXCESS OF LOSS

         EXHIBIT B - SECOND PROPERTY AND CASUALTY CLASH EXCESS OF LOSS

                                   ARTICLE II
TERRITORY
---------

     A. As respects Property business of the Company, this Agreement shall cover policies issued for risks located within the United States of America, its territories and possessions, and Canada.

     B. As respects Casualty business of the Company, this Agreement shall follow the original policies of the Company.

                                   ARTICLE III
                                   -----------

ULTIMATE NET LOSS
-----------------

     A. The term "Ultimate Net Loss" shall mean the sum or sums paid by the Company for which it is liable, under policies reinsured hereunder, including any Loss Adjustment Expenses, as hereinafter defined. Ultimate Net Loss shall also include 90% of any Extra Contractual Obligations, as provided in ARTICLE IV, EXTRA CONTRACTUAL OBLIGATIONS; 90% of any Excess Judgment, as provided in ARTICLE V, EXCESS JUDGMENTS and the amount of Declaratory Judgment Expenses, as provided in
          ARTICLE VI, DECLARATORY JUDGMENT EXPENSE. All sums hereunder shall be subject to proper deductions for all salvages, recoveries and all other reinsurances or insurances that inure to the benefit of the Reinsurer under this Agreement, whether collectible or not. The Reinsurer's liability hereunder shall not increase by reason of the inability of the Company to collect from any other reinsurer or insurer, for any reason, any amount that may be due from such reinsurer or insurer.

     B. Except as specifically provided for or excluded under this Article, the term "Loss Adjustment Expenses" shall mean all expenses which have been paid by the Company in the investigation, adjustment, settlement or defense of specific claims covered under original policies of the Company reinsured hereunder, (also including prejudgment and post-judgment interests and salaries and expenses of salaried adjusters associated therewith), but not including office, administrative or overhead expenses of the Company or salaries and expenses of its officials and employees.

     C. In the event of the insolvency of the Company, "Ultimate Net Loss" shall be as otherwise defined herein except it shall include the sum or sums which the Company has incurred for which it is liable instead of the sum or sums paid by the Company for which it is liable, and payment by the Reinsurer shall be made to the liquidator, receiver or statutory successor of the Company in accordance with the INSOLVENCY Article.

                                   ARTICLE IV
                                   ----------

EXTRA CONTRACTUAL OBLIGATIONS
------------------------------

     A. As reinsured under this Agreement, the Company shall be protected for any Extra Contractual Obligation awarded by a court of competent jurisdiction against the Company. (Such Extra Contractual Obligation shall be added to the amount of the award or settlement within the Company's policy limit and the sum thereof shall be considered one loss subject to the exclusions and limitations set forth in this Agreement.)

     B. "Extra Contractual Obligation" shall be defined as those liabilities not covered under any other provision of this Agreement, and any legal costs and expenses incurred in connection therewith, which arise from the Company's handling of any claim on business covered hereunder including the Company's umbrella policies, and including but not limited to, the failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud, or bad faith, in rejecting an offer of settlement, in the preparation of the defense, in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

     C. For the purpose of the application of this Agreement, an Extra Contractual Obligation shall be deemed to have arisen on the same date as the original loss that gave rise to the Extra Contractual Obligation.

     D. This Article shall not apply where the Extra Contractual Obligation has been incurred due to the fraud or criminal act of a member of the Board of Directors, an officer, an agent, or an employee of the Company or any other person or organization involved in the presentation, defense or settlement of any claim covered hereunder, whether acting individually or collectively or in collusion with any person or organization.

     E. Recoveries from any form of insurance or reinsurance, whether separately purchased from another insurance carrier or self insurance issued by the Company to itself, which protects the Company against claims which are the subject matter of this Article, will inure to the benefit of the Reinsurer and shall be first deducted to arrive at the amount of any Extra Contractual Obligation covered hereunder, whether collectible or not.

     F. If any provision of this Article shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Agreement or the enforceability of such provision in any other jurisdiction.

                                    ARTICLE V
                                   ----------

EXCESS JUDGMENTS
----------------

     A. As reinsured under this Agreement, the Company shall be protected for any Excess Judgment awarded by a court of competent jurisdiction against the Company. (Such Excess Judgment shall be added to the amount of the award or settlement within the Company's policy limit and the sum thereof shall be considered one loss subject to the exclusions and limitations set forth in this Agreement.)

     B. "Excess Judgment" shall mean any amount in excess of the Company's original policy limits including the Company's umbrella policies, but otherwise within the coverage terms of the policy, that is paid by the Company, together with any legal costs and expenses incurred in connection therewith, resulting from the failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud, or bad faith, in discharging its duty to defend, in preparing the defense in an action against its insured or in discharging its duty to prepare or prosecute an appeal consequent upon such action.

     C. This Article shall not apply where the Excess Judgment has been incurred due to the fraud or criminal act of a member of the Board of Directors, an officer, an agent or an employee of the Company, or any other person or organization involved in the presentation, defense or settlement of any claim covered hereunder, whether acting individually or collectively or in collusion with any person or organization.

     D. Recoveries from any form of insurance or reinsurance, whether separately purchased from another insurance carrier or self insurance issued by the Company to itself, which protects the Company against claims which are the subject matter of this Article, will inure to the benefit of the Reinsurer and shall be first deducted to arrive at the amount of any Excess Judgment hereunder, whether collectible or not.

     E. If any provision of this Article shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Agreement or the enforceability of such provision in any other jurisdiction.

                                   ARTICLE VI
                                   ----------

DECLARATORY JUDGMENT EXPENSES
-----------------------------

     A. This Agreement shall protect the Company for Declaratory Judgment Expenses which are paid by the Company, as otherwise provided under this Agreement.

     B. "Declaratory Judgment Expenses" as used in this Agreement shall mean legal expenses paid by the Company in the investigation, analysis, evaluation, resolution or litigation of coverage issues between the Company and its insured(s), under policies reinsured hereunder, for a specific loss or losses tendered under such policies, which loss or losses are not excluded under this Agreement.

                                   ARTICLE VII
                                   -----------

EXCLUSIONS
----------

     A. The reinsurance provided under this Agreement is subject to the exclusions set forth below and shall not cover the excluded coverages, risks or exposures unless individually submitted by the Company to the Reinsurer for inclusion hereunder, and if specially accepted in writing by the Reinsurer, such business shall then be covered under the terms of this Agreement, except to the extent the terms of this Agreement are modified by the special acceptance.

     B. The reinsurance provided under this Agreement shall not apply to the following:

          1. Business derived from any Pool, Association (including Joint Underwriting Associations), Syndicate, Exchange, Plan, Fund or other facility directly as a member, subscriber or participant, or indirectly by way of reinsurance or assessments. This exclusion shall not apply to automobile assigned risks or workers' compensation assigned risks which may be currently or subsequently covered hereunder, except such assigned risks arising from property or umbrella coverages.

          2. Liability of the Company arising from its participation or membership, whether voluntary or involuntary, in any insolvency fund, including any guarantee fund, association, pool, plan or other facility which provides for the assessment of, payment by, or assumption by the Company of a part or the whole of any claim, debt, charge, fee or other obligations of an insurer, or its successors or assigns, which has been declared insolvent by any authority having jurisdiction.

          3. Except as respects Workers' Compensation business hereunder, liability excluded by the provisions of the following Nuclear clauses attached hereto. The word "Reassured" used therein means "Company."

                  USA:
                    - Liability - Reinsurance No. 1B
                    - Physical Damage - Reinsurance No. 2
                    - Physical Damage and Liability
                      (Boiler and Machinery) - Reinsurance  No. 3.

                  Canada:
                    - Liability - Reinsurance Canada Pre 1985 - Physical Damage
                    - Reinsurance Canada Pre 1985 - Liability - Reinsurance
                      Canada Post 1985 - Physical Damage -
                      Reinsurance Canada Post 1985
                    - Physical Damage and Liability Canada -Reinsurance
                      (Boiler and Machinery)

                  As respects Workers Compensation business hereunder, operations employing the process of nuclear fission or fusion or handling of radioactive material, which operations include but are not limited to:

               1. the use of nuclear reactors such as atomic piles, particle accelerators or generators, or
               2.   the  use,   handling  or   transportation   of   radioactive
                    materials, or
               3. the use, handling or transportation of any weapon of war or explosive device employing nuclear fission or fusion

                  The preceding exclusions a., b., and c. do not apply to:

               a.   the  exclusive  use of particle  accelerators  incidental to ordinary industrial or educational research pursuits, or
               b.   the  exclusive  use,  handling  or  transportation  of radio isotopes for medical or industrial use;
               c.   radium or radium compounds.

          4. Coverage provided by the Company to insurance, or reinsurance companies, captives, brokers or risk retention groups (each hereinafter referred to as "insured" for purposes of this exclusion) which provide insurance against liability of the insured for any damages resulting from alleged or actual tortious conduct by the insured in the handling of claims brought against any policyholders of the insured or in the handling of any other business matters with or on behalf of any policyholders.

          5.   The following coverages:

               a.   Financial Guarantees;
               b.   Credit and Fidelity Coverage;
               c.   Surety Bonds;
               d.   Warranty Coverage;
               e.   Political Risk Coverage;
               f.   Currency Exchange Coverage;
               g.   Forgery  Coverage;   or
               h.   Kidnap, Extortion or Ransom Coverage.

          6.   Aggregate Excess of Loss or Stop Loss Coverages.

          7.   Retroactive   Coverage,   except  in   connection   with  unknown
               incidents, covered under a claims made coverage.

          8. Coverage provided on a co-indemnity basis with another insurer, reinsurer or other entity including an insured under the Company's policy; however, this exclusion does not apply to the standard co-insurance provisions of a policy and facultative reinsurance inuring to the benefit of this Agreement.

          9. Coverage underwritten or accepted by any third party except the binding authority granted by the Company to its duly authorized agents.

          10. Coverage written specifically to insure or reinsure punitive damages.

          11.  Entertainment business,  including but not limited to, Commercial
               Negative  Film  Coverage,   Cast  Coverage  and  Completion  Bond
               Coverage.

          12. The Company's liability and any related expenses, beyond circumscribed policy provisions, including but not limited to, punitive, exemplary, consequential or compensatory damages, resulting from a claim of an insured or an insured's assignee against the Company its agents or employees, except as provided for in the Extra Contractual Obligations and Excess Judgments Articles.

          13. All reinsurance assumed by the Company, except intra-Company pooling arrangements.

          14. All loss, cost or expense arising out of, resulting as a consequence of or related to War. "War", as utilized herein, shall mean war whether or not declared, civil war, martial law, insurrection, revolution, invasion, bombardment or any use of military force, usurped power or confiscation, nationalization or damage of property by any government, military or other authority.

               To the extent there is no Insurance Service Office, Inc. current standard coverage form for a type of coverage reinsured under this agreement, "War" as utilized herein shall mean war whether or not declared, civil war, martial law, insurrection, revolution, invasion, bombardment or any use of military force, usurped power or confiscation, nationalization or damage of property by any government, military or other authority.

          15. All loss, cost or expense directly or indirectly arising out of, resulting as a consequence of or related to Pollution whether or not there is another cause of loss which may have contributed concurrently or in any sequence to a loss.

               "Pollution" means any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes materials to be recycled, reconditioned or reclaimed.

               This   exclusion   shall  not  apply  to  the  extent  that  such
               liabilities would be covered under the current standard unendorsed coverage forms issued by Insurance Services Office, Inc. for each type of coverage reinsured under this Agreement.

          16. Space or space-related risks such as, but not limited to, satellites, spacecraft, launch sites and launch vehicles including cargo and freight carried therein, in all phases of operation.

          17. a. Any coverage written specifically to apply to Internet exposures; or

          b. Any loss, cost or expense arising out of or related to the Internet, except if covered under any coverage not written or endorsed specifically to apply to Internet exposures. Notwithstanding the above referenced exception, the reinsurance provided under this agreement shall not apply to the following persons, entities or exposures, except for in force policies with effective dates prior to 9/1/01 and covered under this Agreement:

                           (1) Internet Service Providers, meaning any person or entity providing access to the Internet, content over the Internet or connection to the Internet; or
                           (2) Application Service Providers, meaning any person or entity that provides software and associated services to a subscriber base across an area network; or
                           (3) Internet Backbone Providers, meaning any person or entity that routes or provides channels for packets that transport data from point to point on the Internet; or
                           (4) Any person or entity that derives ninety percent or more of gross revenue or conducts or executes ninety percent or more of business transactions on or through the Internet; or
                           (5)      Any person or entity that provides
                                    electronic mail services; or
                           (6)      Any person or entity that develops,
                                    supplies, and/or installs encryption
                                    software for use on the Internet.

               "Internet" as utilized in this exclusion shall mean, the international computer network of interoperable packet switched data networks, also known as the worldwide web or worldwide network of computers.

          18.  All  Workers'  Compensation   business,   except  for  Employers'
               Liability Stop Gap coverage.

          19.  All automobile Liability business when written as such.

          20. All loss, cost or expense arising out of or related to, either directly or indirectly, any "Terrorist Activity," as defined DEFINITIONS Article, and any action taken to hinder, defend against or respond to any such activity. This exclusion applies regardless of any other cause or event that in any way contributes concurrently or in any sequence to the loss, cost or expense.

     C. The reinsurance provided under this Agreement for Liability business, other than Workers Compensation, and Automobile Liability business, shall not apply to the following:

          1. Professional Liability or Errors and Omissions Coverage other than for the following:

                    a.   "Beau-T-Pak";
                    b.   Barbers;
                    c.   Opticians;
                    d.   Veterinarians that treat household pets;
                    e.   Morticians;
                    f.   Clergy;

                    g.   Employee Benefits Liability (E&O Coverage);
                    h.   Druggists;
                    i.   "Day Care Pak";
                    j.   "Adult Day Care;
                    k.   "Health Club Pak";
                    l.   "Instructor Pak";
                    m.   In-Home Day Care;
                    n.   "Pet Pak";
                    o.   "Wellness Pak"; or
                    p.   Massage Program.

          2.   Directors'   and  Officers'   Liability   Coverage,   except  for
               Condominiums and Homeowners Associations.

          3.   The following coverages:

                    a.   Product recall;
                    b.   Product tampering;
                    c.   Product integrity impairment; or
                    d.   Product guarantee.

          4. Coverage provided under or for liability arising from any federal law, including but not limited to; USL&H, Jones Act, Defense Base Act, Federal Employers' Liability Act, Outer Continental Shelf Lands Act, the Federal Coal Mine Health and Safety Act of 1969, the Non-appropriated Fund Instrumentality's Act, any other federal law awarding damages for violation of those laws or regulations issued there under and any amendments to any of the aforementioned laws or regulations.

          5.   Securities Act Liability Coverage (S.E.C. Liability).

          6. Commercial Umbrella or Excess Liability Coverage, however Extra Contractual Obligations or Excess Judgments liabilities arising from such coverage shall be reinsured as provided within this Agreement.

          7.   Personal Umbrella Liability Coverage.

          8.   Environmental Impairment Liability Coverage.

          9. Products Liability Coverage written without an annual aggregate limit.

          10.  Employer's liability and/or common law liability of employer's to
               their   employees   when  coverage  is  provided  under  Worker's
               Compensation Coverage.

          11.  Protection and Indemnity Liability Coverage.

          12. Primary coverage written on a deductible basis or excess of a self-insured retention when such deductible or retained amounts are greater than $50,000.

          13.  Uninsured or Underinsured Motorists Coverage.

          14. Advertising or Personal Injury Liability Coverage for any person or entity whose business is advertising, broadcasting, publishing or telecasting.

          15. Aircraft and airports as respects coverage for all liability arising out of the ownership, maintenance or use of aircraft and/or flight or ground operations.

          16. Blanket or all-risk type coverage, commonly known as Organizational Liability, Organization Liability, Operational Liability, Integrated Risk, Enterprise Risk or under similar names, written in, or endorsed to, a policy covering all types of losses incurred by, or claims against, an entity; provided, however, that this exclusion shall not include any named-peril grant of coverage which contemplates specifically enumerated types of claims or losses.

          17. Liability, including any related expenses directly or indirectly arising out of, resulting as a consequence of, or related to employment-related practices, including, but not limited to liability related to harassment, wrongful termination or discrimination, whether under coverage written as such or otherwise.

          18. Liability including any related expenses, arising out of the Employee Retirement Income Security Act of 1974 and amendments thereto.

          19. Liability including any related expenses, directly or indirectly arising out of, resulting as a consequence of or related to Sexual Misconduct, whether or not there is another cause of loss which may have contributed concurrently or in any sequence to a loss for the Company's Day Care Pak, In Home Day Care Pak or Adult Day Care policies, except for in force policies with effective dates prior to 9/1/01, and for Day Care Pak, In Home Day Care Pak or Adult Day Care policies of the Company where the insured purchases the Company's buy-back coverage or when the Company attaches the Penn-America S2092 (03/04) abuse and molestation exclusion.

               "Sexual  Misconduct"  as utilized  herein shall  include,  sexual molestation, sexual harassment, sexual abuse, any verbal or nonverbal communication, behavior, or conduct with sexual connotations or the infliction of physical, emotional or psychological injury whether for purpose of sexual gratification, discrimination, intimidation, coercion or other sexual purpose, regardless of whether such action or resulting injury is alleged to be intentionally or negligently caused.

          20. All loss, cost or expense directly or indirectly, arising out of, resulting as a consequence of, or related to the manufacture, distribution, testing, remediation, removal, storage, disposal, sale, use of or exposure to the following, whether or not there is another cause of loss which may have contributed concurrently or in any sequence to a loss:


                    a.   Asbestos or materials or products containing asbestos;
                    b.   2.4,5  Trichloroacetic  acid  ("2,4,5-1")  or 2.3,7,8 -
                         TCDD;
                    c. Diethylstilbestrol ("DES") in any dosage or form Any intrauterine device ("IUD");
                    d. Any product containing silicone, which is in any form injected or implanted into the body;
                    e.   Phen-fen;
                    f.   Dioxin;
                    g.   Polychlorinated biphenyls;
                    h.   Lead or materials or products containing lead;
                    i.   Latex gloves;
                    j.   Polybutylene  piping  (acrylonitrile-butadine-styrene);
                         or
                    k. Bio-engineered products, including any food products or therapeutic or diagnostic pharmaceutical products which are developed using some form of bioengineering.

          21. All loss, cost or expense directly arising out of, resulting as a consequence of, or related to Electromagnetic Radiation related to the manufacture or generation of:

                    a.   Electric power and/or power lines;
                    b.   Cellular phones;
                    c. Radio and TV broadcasting and/or towers except for insured's with total sales less than $500,000;
                    d.   Computers;
                    e.   Electric blankets;
                    f.   Military radar or weapons;
                    g.   Police or weather radar;
                    h.   Satellite stations;
                    i.   Magnetic resonance imaging equipment;
                    j. X-ray equipment, except sales that are 10% or less of insured's total sales; or
                    k.   Microwave ovens;

               "Electromagnetic Radiation" as used herein, shall include magnetic energy waves, fields or forces generated, produced, distributed, transmitted or maintained by charges, currents, frequencies, forces of energy or electricity."

          22.  Products Liability or Completed Operations Liability related to:

                    a. Drugs, except for liability arising from the retail sale or wholesale distribution of drugs by insureds not engaged in their manufacture;

                    b. Chemicals, except for liability arising from the retail sale or wholesale distribution of household chemicals by insureds not engaged in their manufacture;
                    c. Insecticides and pesticides, except sales that are 20% or less of insured's total sales;
                    d.   Aircraft or aircraft parts;
                    e. Animal feed, other than custom-blended grains without chemical or pharmacological additives, except sales that are 20% or less of insured's total sales;
                    f. Cosmetics manufacturing, except for the manufacture of soaps or shampoos where the insured's receipts are less than 10% of total sales or skin and hair care products prepared at beauty salons or similar establishments,
                    g. Tobacco and tobacco products, but this exclusion shall not apply to liability arising from the retail sale or wholesale distribution of tobacco products by insureds not engaged in their manufacture;
                    h. Automobiles, trucks, motorcycles and all-terrain vehicles or component parts critical to the operation of the foregoing, but this exclusion shall not apply to the liability arising from the retail sale or wholesale distribution of component parts critical or non-critical to the operation of the foregoing not engaged in their manufacture;
                    i. Fiberglass, but this exclusion shall not apply to liability arising from the retail sale or wholesale distribution of fiberglass products by insureds not engaged in their manufacture;
                    j. Firearms, except sales that are 20% or less of insured's total sales; k. Medical equipment; l. Elevator or hoist manufacturing, installation, inspection, service or repair;
                    m. Security and alarm system manufacturing, installation, inspection, service or repair, except for coverage as provided for in the Company's guidelines as of 9/01/01; or
                    n. Fire suppression system manufacturing, installation, inspection, service or repair, except for coverage as provided for in the Company's guidelines as of 9/01/01.

          23. Wrecking or demolition of buildings, structures, watercraft or aircraft, except for buildings six stories or less.

          24. Railroad, subway and street railway construction, operation or maintenance, excepting sidetrack agreements.

          25. Bridge, tunnel, dam or reservoir design, construction, operation or maintenance.

          26. Mining, except insureds with receipts from quarry operations of less than 5% of total sales.

          27. Onshore or offshore gas or oil drilling operations, pipelines, or wells.

          28.  Mill or grain elevator operation.

          29. Manufacture, assembly, packing, handling, processing, transportation, sale, storage or detonation of fireworks, fuses, nitroglycerine, ammonium nitrate, magnesium, celluloid, pyroxylin, ammunition, explosives or any product in which an explosive substance is an ingredient, or component part.

               The term "explosive substance," as used herein, is any substance manufactured for the express purpose of exploding as differentiated from those commodities, other than those commodities specified in this exclusion, which are only fortuitously explosive, such as gasoline, fuel oil, or dyestuffs.

          30. Manufacture, production, refining, storage, sale, distribution or transportation of natural or artificial fuel, gas, butane, methane, propane, other liquefied petroleum gases, gasoline or gases or air under pressure, except this exclusion does not apply to gasoline at hardware stores, convenience stores and automobile service stations storing gasoline on premises for retail sale, fuel oil dealers, and LPG sales that are 20% or less of the insured's total sales.

          31.  Stevedoring.

          32.  Ski lodges, lifts, cable cars and tows.

          33. Shipbuilding, ship repair, ship breaking, dry dock, and quays or wharf operations, except boat slips or docks that are incidental to restaurants, condominiums, or similar operations or risks.

          34.  Watercraft over 50 feet in length.

          35. Amusement parks, amusement devices (other than coin operated devices), fairs, exhibitions, carnivals, circuses and zoos (other than petting zoos), except when written within the guidelines of the of the Company's Special Events Program.

          36. Sports or other entertainment events with an expected capacity, at any one time, of 25,000 or more people.

          37. Arenas, grandstands, stadiums, theatres, halls and any other indoor venue with an expected capacity, at any one time, of 25,000 or more.

          38.  Electric and gas  utilities and the  municipalities,  authorities
               and  all  boards,   commissions,   or  entities  responsible  for
               administering or controlling these utilities.

          39. Governmental agencies, entities, or political subdivisions of a state or municipalities with a population of 50,000 or more, except for insureds required to name the local municipality as a named insured for special events.

          40. Insurance companies, agents, brokers, or risk retention groups, inspection services, claims services and rating bureaus, unless coverage for errors and omissions is excluded under the policy reinsured.

          41.  School boards or school districts.

          42. Nursing homes and nursing home care, except for adult day care centers or the Family Home Care Program when written within the Company guidelines as of 9/01/01.

          43. Banks and other financial institutions unless the Company's coverage contains a financial institution endorsement agreed to by the Reinsurer.

          44. Contractors engaged in the construction, erection or exterior maintenance of structures in excess of six stories, except for window washers or power washing operations.

          45.  Crop-dusting.

          46. Insureds in the business of Scaffold manufacture, installation, repair, removal or rental.

          47.  Inverse condemnation liability.

          48. All loss, cost or expense arising out of, resulting as a consequence of or related to poultry products, operations or exposures, including but not limited to; poultry houses, poultry processing operations, live birds, processed birds, egg laying operations, egg processing operations or eggs.

          49. All loss, cost or expense, directly or indirectly arising out of or related to the liability of Contractors for Residential Construction in Arizona, California, Colorado, Nevada, Oregon, New York, Texas and Washington.

               "Contractors" shall mean all developers, general contractors and subcontractors who sub out more than 50% of their work.

               "Residential Construction" shall mean all development, design, building or other construction, improvements, site selection, surface or subsurface site preparation, or any work, products or component parts thereof, or services provided in relation to any of the foregoing, involving property intended in whole or in part for residential habitation, or any common or public areas or facilities related thereto.

                  Notwithstanding the foregoing, "Residential Construction" shall not include repair work, remodeling or any other contracting work which is begun after the date of initial occupancy provided such work is unrelated to or not completing work begun prior to the date of initial occupancy.

D. In the event the Company is inadvertently bound on any exclusion enumerated under paragraph C, the reinsurance provided under this Agreement shall apply until discovery by the Company of the existence of the inadvertent binding and for 30 days thereafter, and shall then cease unless, within the 30-day period, the Company has received from the Reinsurer written notice of its approval of such binding.

E. The reinsurance provided under this Agreement for Property business shall not apply to the following:

          1.   Difference in Conditions Coverage.

          2.   Ocean Marine Coverage.

          3. Mortgage impairment insurance and similar kinds of insurance, however styled.

          4.   Mining including mining equipment.

          5.   Aviation business.

          6.   The following coverages:
               a.   Product recall;
               b.   Product tampering;
               c.   Product integrity impairment; or
               d.   Product guarantee.

          7. Excess Coverage, meaning coverage written to apply specifically in excess over underlying insurance.

          8.   Boiler and Machinery Coverage.

          9.   Livestock Mortality or Fertility Coverage.

          10.  Furriers' and Jewelers Block Coverage.

          11.  Contingency business interruption risks of any kind.

          12. Transmission and distribution lines other than those within 500 feet of an insured's premises. It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverage are not subject to this exclusion provided that these are not part of a transmitter's or distributor's policies.

          13. All onshore or offshore: a. gas and oil drilling risks; b. petrochemical risks; c. pipeline risks; or d. well risks.

          14. Flood, surface water, waves, tidal water or tidal waves, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not; provided, however, this exclusion shall not apply to losses covered under automobile physical damage policies or Inland Marine Policies.

          15. Earthquake, landslide and other earth movement provided, however, this exclusion shall not apply to automobile physical damage coverage or Inland Marine Policies.

          16.  Railroad property, rolling stock, tracks or roadbeds.

          17.  Fine arts collections exceeding $5,000,000 in total value.

          18. Mobile homes, except mobile home parks written on a commercial lines basis with less than 25% of the mobile homes being owned by the insured.

          19.  Risks having total insurable value of more than $50,000,000.

          20.  Growing, standing or drying crops and timber.

          21. Watercraft except watercraft insured under personal property floaters.

          22.  Bridges, dams and tunnels.

          23. All loss, cost or expense arising out of, resulting as a consequence of or related to poultry products, operations or exposures, including but not limited to; poultry houses, poultry processing operations, live birds, processed birds, egg laying operations, egg processing operations or eggs.

                                  ARTICLE VIII
                                  ------------

DEFINITIONS
-----------

A.   The following Definitions apply as respects all Property business:

I.   Property Occurrence:
     --------------------
     A. The term "Occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "Occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term "Occurrence" shall be further defined as follows:

          1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

          2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

          3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and volcanic eruption, all of the Company's individual losses (including losses from other perils covered hereunder which directly arise from earthquake and volcanic eruption) which occur during a period of 168 consecutive hours shall be considered one "Occurrence". The term "earthquake" means one or more seismic disturbances emanating from the same or adjacent geological faults. The term "volcanic eruption" means all activity arising from a single volcano.

          4. As regards flood, being the overflowing of a natural body of water caused by torrential rain and the resulting inundation of the adjacent land, all individual losses sustained by the Company which occur during a period of 168 hours in a territory forming one river basin shall be considered one "Occurrence." The term "river basin" shall mean the land drained by a river, including all the tributaries of such river, which flows directly into an ocean, sound, bay gulf, or into one of the Great Lakes.

          5. As regards "Freeze," only individual losses directly caused by falling trees or limbs, collapse, breakage of glass, power outage (off premises), automobile physical damage (comprehensive only) and water damage (caused by ice damming or by bursting of frozen pipes and tanks) may be included in the Company's "Occurrence".

     B. For all "Occurrences" the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for those "Occurrences" referred to in subparagraphs 1. and 2. above where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

     C. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "Occurrence" claimed under the 168 hours provisions.

II.      Property Definition of Risk
         ---------------------------

     A. The Company shall be the sole judge of what constitutes one risk provided:

          1. One risk shall be defined from the standpoint of the peril of fire, however, except as otherwise provided hereunder, a building and its contents shall never be considered as constituting more than one risk, nor shall time element coverages be considered a separate risk apart from the building and its contents, and

          2. One risk, with respect to the peril of wind, including but not limited to: tornado, cyclone, hurricane, windstorm and hail, shall mean all insured locations listed on an individual policy that are within a legal property boundary which is owned, occupied or operated by the insured as one continuous property site, including a site that contains roadways, streams or rights-of-way intersecting the site.

          3. The term "building" shall mean each separately roofed structure enclosed within exterior walls.

          4. As respects Dealer Open Lot risks, all insured property at any one location shall be considered one risk.

III.     Casualty Occurrence:
         -------------------
     A. The term "occurrence" as used herein means each accident or occurrence or series of accidents or occurrences, arising out of one event, provided that, as respects:

          1. Products Liability (bodily injury and property damage), the term "occurrence" shall mean the sum of all damages arising from the consumption, use or exposure to the insured's product(s) occurring during each original policy period, in respect to each insured, each policy, emanating from or traceable to the same causative agency.

          2. Third Party Bodily Injury or Property Damage Liability, other than Automobile and Products, arising or emanating from or traceable to a continuous or repeated exposure to the same causative agency, the term "occurrence" shall mean the sum of all damages sustained by each insured, each policy, during each original policy period.

     B. The term "each original policy period" as used herein means each annual period the original policy (i.e., the policy reinsured hereunder) is in effect. Policies in effect for a period greater than one year shall be deemed to have separate annual policy periods.

     C. If the date of loss, accident or occurrence cannot be specifically determined, the date of loss, accident or occurrence shall be the inception date of the original policy; such policy period shall be deemed not to exceed 12 calendar months.

IV.      Terrorist Activity
         ------------------
         A. "Terrorist Activity" shall mean any deliberate, unlawful act that:

               1.   is declared by any authorized governmental official to be or
                    to  involve   terrorism,   terrorist  activity  or  acts  of
                    terrorism; or

               2. includes, involves, or is associated with the use or threatened use of force, violence or harm against any person, tangible or intangible property, the environment, or any natural resources, where the act or threatened act is intended, in whole or in part, to


                    (a) promote, further or express opposition to any political, ideological, philosophical, racial, ethnic, social or religious cause or objective; or
                    (b) influence, disrupt or interfere with any government related operations, activities or policies; or
                    (c) intimidate, coerce or frighten the general public or any segment of the general public; or
                    (d) disrupt or interfere with a national economy or any segment of a national economy; or

              3. includes, involves, or is associated with, in whole or in part, any of the following activities, or the threat thereof:

                    (a) hijacking or sabotage of any form of transportation or conveyance, including but not limited to spacecraft, satellite, aircraft, train, vessel, or motor vehicle;
                    (b)  hostage taking or kidnapping;
                    (c) the use or threatened use of, or release or threatened release of any nuclear, biological, chemical or radioactive agent, material, device or weapon;
                    (d) the use of any bomb, incendiary device, explosive or firearm;
                    (e) the interference with or disruption of basic public or commercial services and systems, including but not limited to the following services or systems: electricity, natural gas, power, postal, communications, telecommunications, information, public transportation, water, fuel, sewer or waste disposal;
                    (f)  the  injuring  or   assassination  of  any  elected  or
                         appointed   government   official  or  any   government
                         employee;
                    (g)  the seizure,  blockage,  interference with,  disruption of, or damage to any government buildings, institutions, functions, events, tangible or intangible property or other assets; or
                    (h) the seizure, blockage, interference with, disruption of, or damage to tunnels, roads, streets, highways, or other places of public transportation or conveyance.

     B. Any of the activities listed in section A(3) above shall be considered Terrorist Activity except where the Company can demonstrate to the Reinsurer that the foregoing activities or threats thereof were motivated solely by personal objectives of the perpetrator that are unrelated, in whole or in part, to any intention to

          1. promote, further or express opposition to any political, ideological, philosophical, racial, ethnic, social or religious cause or objective; or
          2. influence, disrupt or interfere with any government related operations, activities or policies; or
          3. intimidate, coerce or frighten the general public or any segment of the general public; or
          4. disrupt or interfere with a national economy or any segment of a national economy.

                                   ARTICLE IX
                                   ----------
CLAIMS
------

     A. As a condition precedent to the Reinsurer's liability under this Agreement, the Company shall give timely written notice to the Reinsurer of all claims which may develop into losses involving reinsurance hereunder.

     B. In addition, the following categories of claims shall be reported to the Reinsurer immediately, regardless of any questions of liability of the insured or coverage under the policy:

          1.   Fatality;
          2.   Partial or Total Paralysis;
          3.   Severe brain injury or brain damage prognosis;
          4.   Severe burns;
          5.   Amputation of one or more limbs;
          6.   Loss of sight or hearing to a substantial degree;
          7. Any injury where there is, or appears probable, an alleged loss of earnings for one year or more; and,
          8. Any claim with a loss reserve that exceeds 50% of the Company's net retention, provided that such claim might involve the Reinsurer.

     C. The Company has the obligation to investigate and defend any claim affecting this reinsurance, to advise the Reinsurer promptly of subsequent developments pertaining thereto and to pursue such claim to final determination.

     D. It is understood that when so requested the Company will afford the Reinsurer an opportunity to be associated with the Company at the expense of the Reinsurer in the defense or control of any claim or suit proceeding involving this reinsurance; and the Company and the Reinsurer shall cooperate in every respect in the defense of such suit or claim or proceeding.

                                    ARTICLE X
                                   ----------

WARRANTY
--------

Casualty
--------

     A. The maximum limits of liability for any one policy of the Company shall be deemed not to exceed the following:

          1. General Liability - $1,000,000 each occurrence and $2,000,000 general aggregate. a) As respects Products and Completed Operations - $1,000,000 in the aggregate.
          2. Massage Program - $2,000,000 each occurrence and $3,000,000 general aggregate.

          3.   Professional   Liability  -  $1,000,000   each   occurrence   and
               $1,000,000 in the annual aggregate.

          4.   Umbrella  Liability  - The  Company  will  purchase  or so deemed umbrella facultative reinsurance covering Extra Contractual Obligations and Excess Judgments liability as defined within this Agreement for an amount equal to and in addition to the umbrella policy limit, subject to an annual aggregate limit of $5,000,000. Facultative reinsurance coverage for any umbrella extra contractual obligations or excess judgments liability shall inure to the benefit of this Agreement.

Property

     A. It shall be deemed that the Company will purchase facultative reinsurance on all risks in excess of $2,000,000.

     B. It shall be deemed that the Company will purchase catastrophe reinsurance for $29,000,000 in excess of $1,000,000 for any one occurrence.

                                   ARTICLE XI
                                   ----------

SUBROGATION AND SALVAGE
-----------------------

     A. The Reinsurer shall be subrogated, as respects any loss for which the Reinsurer shall actually pay or become liable, but only to the extent of the amount of payment by or the amount of liability to the Reinsurer, to all the rights of the Company against any person or other entity who may be legally responsible in damages for said loss. The Company hereby agrees to enforce such rights, but in case the Company shall refuse or neglect to do so the Reinsurer is hereby authorized and empowered to bring any appropriate action in the name of the Company or its policyholders, or otherwise to enforce such rights.

     B. Any recoveries, salvages or reimbursements applying to risks covered under this Agreement shall always be used to reimburse the excess carriers (from the last to the first, beginning with the carrier of the last excess), according to their participation, before being used in any way to reimburse the Company for its primary loss.

     C. All salvages, recoveries or reimbursements, after deduction of expenses applicable thereto, recovered or received subsequent to a loss settlement under this Agreement shall be applied as if recovered or received prior to the aforesaid settlement and all necessary adjustments shall be made by the parties hereto, provided always, that nothing in this clause shall be construed to mean that losses under this Agreement are not recoverable until the Company's ultimate net loss has been ascertained. Expenses hereunder shall exclude all office expenses of the Company and all salaries and expenses of its officials and employees except those of salaried adjusters.

                                   ARTICLE XII
                                   -----------

TAXES

          The Company will be liable for all taxes on premiums reported to the Reinsurer hereunder and will reimburse the Reinsurer for such taxes where the Reinsurer is required to pay the same.

                                  ARTICLE XIII
                                  ------------

ACCESS TO RECORDS

          The Company shall place at the disposal of the Reinsurer and the Reinsurer shall have the right to inspect, through its authorized representatives, at all reasonable times during the currency of this Agreement and thereafter, the books, records and papers of the Company pertaining to the reinsurance provided hereunder and all claims made in connection therewith.

                                   ARTICLE XIV

INSOLVENCY

          The reinsurance provided by this Agreement shall be payable by the Reinsurer directly to the Company or to its liquidator, receiver or statutory successor on the basis of the liability of the Company under the contract or contracts reinsured. Subject to the right of offset and the verification of coverage, the Reinsurer shall pay its share of the loss without diminution because of the insolvency of the Company. In the event of the insolvency of the Company, the liquidator, receiver or statutory successor of the Company shall give written notice of the pendency of each claim against the Company on a policy or bond reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of such claim, the Reinsurer may, at its own expense, investigate such claim and interpose in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company, its liquidator or receiver or statutory successor. Subject to court approval, any expense thus incurred by the Reinsurer shall be chargeable against the Company as part of the expense of liquidation to the extent of such proportionate share of the benefit as shall accrue to the Company solely as a result of the defense undertaken by the Reinsurer. The reinsurance shall be payable as set forth above except where this Agreement specifically provides for the payment of reinsurance proceeds to another party in the event of the insolvency of the Company.

                                   ARTICLE XV

OFFSET AND SECURITY

     A. Each party hereto has the right, which may be exercised at any time, to offset any amounts, whether on account of premiums or losses or otherwise, due from such party to another party under this Agreement or any other reinsurance agreement heretofore or hereafter entered into between them, against any amounts, whether on account of premiums or losses or otherwise due from the latter party to the former party. The party asserting the right of offset may exercise this right, whether as assuming or ceding insurer or in both roles in the relevant agreement or agreements.

     B. Each party hereby assigns and pledges to the other party (or to each other party, if more than one) all of its rights under this Agreement to receive premium or loss payments at any time from such other party ("Collateral"), to secure its premium or loss obligations to such other party at any time under this Agreement and any other reinsurance agreement heretofore or hereinafter entered into by and between them ("Secured Obligations"). If at any time a party is in default under any Secured Obligation or shall be subject to any liquidation, rehabilitation, reorganization or conservation proceeding, each other party shall be entitled in its discretion, to apply, or to withhold for the purpose of applying in due course, any Collateral assigned and pledged to it by the former party and otherwise to realize upon such Collateral as security for such Secured Obligations.

     C. The security interest described herein, and the term "Collateral," shall apply to all payments and other proceeds in respect of the rights assigned and pledged. A party's security interest in Collateral shall be deemed evidenced only by the counterpart of this Agreement delivered to such party.

     D. Each right under this Article is a separate and independent right, exercisable, without notice or demand, alone or together with other rights, in the sole election of the party entitled thereto, and no waiver, delay, or failure to exercise, in respect of any right, shall constitute a waiver of any other right. The provisions of this Article shall survive any cancellation or other termination of this Agreement.

                                   ARTICLE XVI
                                   -----------

ERRORS AND OMISSIONS

          The Reinsurer shall not be relieved of liability because of an error or accidental omission by the Company in reporting any claim or loss or any business reinsured under this Agreement, provided that the error or omission is rectified promptly after discovery. The Reinsurer shall be obligated only for the return of the premium paid for business reported but not reinsured under this Agreement.

                                  ARTICLE XVII
                                  -------------

FEDERAL EXCESS RECOVERY

          As respects the Insured Losses of the Insurer for each Program Year, it is hereby agreed that to the extent the Insurer's total reinsurance recoverables for Insured Losses, whether collected or not, combined with the financial assistance available to the Insurer under the Act exceeds the aggregate amount of Insured Losses paid by the Insurer, less any other recoveries or reimbursements, such excess amounts (the "Excess Recovery") shall be allocated to the Company. The allocation to the Company shall be deemed to be an amount equal to the proportion that the Company's Insured Losses bear to the Insurer's total Insured Losses for each Program Year. The Company shall then reimburse the Reinsurer for its share of the Excess Recovery allocated to the Company. The Reinsurer's share of the Excess Recovery shall be deemed to be an amount equal to the proportion that the Reinsurer's payment of Insured Losses under this Agreement bears to the Company's total collected reinsurance recoverables for Insured Losses. The Company also agrees to provide the Reinsurer with all necessary data respecting the transactions covered under this Clause.

          "Act" as utilized herein shall mean the Terrorism Risk Insurance Act of 2002 and any subsequent amendment thereof or any regulations promulgated there under. "Insurer", "Insured Losses", and "Program Year" as utilized herein shall follow the definitions as provided in the Act."

                                  ARTICLE XVIII
                                  -------------

COMMENCEMENT AND TERMINATION
----------------------------

     A. This Agreement shall take effect as of 12:01 a.m., Eastern Standard Time, January 1, 2004, and shall, except as otherwise stipulated herein or in any Exhibit hereto or any Endorsement hereof, continue in full force and effect until terminated as hereinafter provided.

     B. This Agreement may be canceled at any December 31, unless otherwise mutually agreed by either party, giving 90 days notice in writing prior to such date, stating to the other its desire to effect such cancellation.

     C. In the event of cancellation, the Reinsurer shall remain liable for losses occurring prior to such cancellation date, but all liability shall terminate hereunder as to losses occurring subsequent to the cancellation date.

     D. Should this Agreement terminate while a covered loss occurrence is in progress, the entire loss arising out of such loss occurrence shall be subject to this Agreement.

     E. Every notice of termination shall be given by certified letter addressed to the intended recipient at such recipient's address as hereinabove set forth. In determining whether the requisite number of days' notice has been given in any case, the date of termination shall be counted but the date of mailing shall not.

     F. Notwithstanding the termination of this Agreement as hereinabove provided, the provisions of this Agreement shall continue to apply to all unfinished business hereunder to the end that all obligations and liabilities incurred by each party hereunder prior to such termination shall be fully performed and discharged.

          IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed in duplicate in Hatboro, Pennsylvania, this day of , 2004;

ACCEPTED:
PENN-AMERICA INSURANCE COMPANY
PENN-STAR INSURANCE COMPANY
PENN-PATRIOT INSURANCE COMPANY


-----------------------


          and in Princeton, New Jersey, this day of 2004.


                                         AMERICAN RE-INSURANCE COMPANY



                                         -----------------------
                                         Vice President

DATED:  June 4, 2004

RG/rg

                                    EXHIBIT A

                           FIRST PROPERTY AND CASUALTY
                              CLASH EXCESS OF LOSS

                                    Section 1

A.        BUSINESS COVERED

          The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after January 1, 2004, as respects the Company's in-force, new and renewal policies becoming effective on and after said date, covering the Classes of Insurance set forth below, except as excluded under the EXCLUSIONS Article of this Agreement, subject to the limitations set forth herein.

                              CLASSES OF INSURANCE

                                    Property
                                   ----------
                                      Fire
                        Commercial Multi Peril Section I
                            Businessowners Section I
                                  Allied Lines
                                  Inland Marine

                                    Casualty
                                   ----------
                                General Liability
                        Commercial Multi Peril Section II
                            Businessowners Section II
                     Employer's Liability Stop Gap coverage

                  Non-owned and Hired Automobile Liability when
              written as part of Commercial Multi Peril Section II
                    or General Liability policies, including
                             Professional Liability

     B. The term "policies" as used herein means each of the Company' s binders, policies and contracts providing insurance and reinsurance on the Classes of Insurance covered hereunder.

                                    Section 2

LIMITS OF COVER
---------------

     A. As respects one or more than one of the classes under Property Classes of Insurance as stated in Section 1, the Reinsurer shall not be liable for any loss until the Company's ultimate net loss for each risk in each occurrence exceeds $2,000,000 and then the Reinsurer shall be liable for the amount of the Company' s ultimate net loss for each risk in each occurrence in excess of $2,000,000 but the Reinsurer's liability shall not exceed 100% of $3,000,000 for each risk in any one occurrence or $3,000,000 as respects all risks in any one loss occurrence.

     B. As respects one or more than one of the classes under Casualty Classes of Insurance as stated in Section 1, the Reinsurer shall not be liable for any loss until the Company's ultimate net loss in each occurrence exceeds $3,000,000 and then the Reinsurer shall be liable for the amount of the Company' s ultimate net loss in each occurrence in excess of $3,000,000 but the Reinsurer's liability shall not exceed 100% of $2,000,000 in any one occurrence.

     C. In the event of a combination loss occurrence involving a Property Class of Insurance and a Casualty Class of Insurance as stated in
          Section 1, the Reinsurer's liability shall not exceed $3,000,000 in the aggregate in any one occurrence, further subject to Casualty Classes of Insurance sub-limit of $2,000,000 in any one occurrence.

                                    Section 3
                                    ---------

REINSURANCE PREMIUM

          The annual minimum and deposit premium for the reinsurance provided under this Exhibit shall be $210,000.

                                    Section 4
                                    ---------
REPORTS AND REMITTANCES

     A. The minimum and deposit premium shall be fully earned as of the inception date of this Agreement and shall be paid in advance by the Company to the Reinsurer in equal installments on 1/1, and 7/1, during the term of this Agreement.

     B. Payment by the Reinsurer of its portion of loss and loss expenses paid by the Company will be made by the Reinsurer to the Company within 5 days after proof of payment by the Company is received by the Reinsurer.

                                    Section 5
                                    ---------

REINSTATEMENT

          Each claim hereon reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time of occurrence of the loss, and for each amount so reinstated the Company agrees to pay an additional premium calculated at the annual earned premium hereon for the Agreement Year during which the loss occurred, being pro rata as to the fraction of the face value of this Agreement (i.e., the fraction of $3,000,000 as respects Property Classes and $2,000,000 as respects Casualty Classes) so reinstated and 100% as to the time of the

          Agreement Year. Nevertheless, the Reinsurer's liability hereunder, as respects Property Classes shall never exceed $3,000,000 in respect of any risk in any one occurrence and the Reinsurer's liability hereunder, as respects Casualty Classes, shall never exceed $2,000,000 in respect of any one occurrence, and shall be further limited to $6,000,000 as respects Property Classes or $4,000,000 as respects Casualty Classes, in any one Agreement Year by reason of any and all claims arising hereunder. However, the Reinsurer's liability shall never exceed $6,000,000 for both Property and Casualty Classes of Insurance in any one Agreement Year.

          This Exhibit A is attached to and forms part of Reinsurance Agreement No. 3154-0028 issued to PENN-AMERICA INSURANCE COMPANY, PENN-STAR INSURANCE COMPANY and PENN-PATRIOT INSURANCE COMPANY

          DATED: June 4, 2004
          RG/rg

                                                              No. 3154-0028
                                                                  EXHIBIT B

                                    EXHIBIT B
                                    ---------

                          SECOND PROPERTY AND CASUALTY
                              CLASH EXCESS OF LOSS
                               -------------------

                                    Section 1
                                    ---------

     A.   BUSINESS COVERED

          The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after January 1, 2004, as respects the Company's in-force, new and renewal policies becoming effective on and after said date, covering the Classes of Insurance set forth below, except as excluded under the EXCLUSIONS Article of this Agreement, subject to the limitations set forth herein.

                              CLASSES OF INSURANCE

                                    Property
                                    ---------
                                      Fire
                        Commercial Multi Peril Section I
                            Businessowners Section I
                                  Allied Lines
                                  Inland Marine

                                    Casualty
                                    ---------
                                General Liability
                        Commercial Multi Peril Section II
                            Businessowners Section II
                     Employer's Liability Stop Gap coverage

                  Non-owned and Hired Automobile Liability when
              written as part of Commercial Multi Peril Section II
                    or General Liability policies, including
                             Professional Liability

     B. The term "policies" as used herein means each of the Company' s binders, policies and contracts providing insurance and reinsurance on the Classes of Insurance covered hereunder.

                                    Section 2
                                    ---------

LIMITS OF COVER

     A. As respects one or more than one of the classes under Property Classes of Insurance as stated in Section 1, the Reinsurer shall not be liable for any loss until the Company's ultimate net loss for each risk in each occurrence exceeds $5,000,000 and then the Reinsurer shall be liable for the amount of the Company' s ultimate net loss for each risk in each occurrence in excess of $5,000,000 but the Reinsurer's liability shall not exceed 100% of $5,000,000 for each risk in any one occurrence or $5,000,000 as respects all risks in any one loss occurrence.

     B. As respects one or more than one of the classes under Casualty Classes of Insurance as stated in Section 1, the Reinsurer shall not be liable for any loss until the Company's ultimate net loss in each occurrence exceeds $5,000,000 and then the Reinsurer shall be liable for the amount of the Company' s ultimate net loss in each occurrence in excess of $5,000,000 but the Reinsurer's liability shall not exceed 100% of $5,000,000 in any one occurrence.

     C. In the event of a combination loss occurrence involving a Property Class of Insurance and a Casualty Class of Insurance as stated in
          Section 1, the Reinsurer's liability shall not exceed $5,000,000 in the aggregate in any one occurrence.

     D. Reinsurance recoveries under Exhibit A of this Agreement shall inure to the sole benefit of the Company in determining the Company's Ultimate Net Loss under this Exhibit.

                                    Section 3
                                    ---------

REINSURANCE PREMIUM

          The annual minimum and deposit premium for the reinsurance provided under this Exhibit shall be $275,000.

                                    Section 4
                                    ---------
REPORTS AND REMITTANCES

     A. The minimum and deposit premium shall be fully earned as of the inception date of this Agreement and shall be paid in advance by the Company to the Reinsurer in equal installments on 1/1, and 7/1, during the term of this Agreement.

     B. Payment by the Reinsurer of its portion of loss and loss expenses paid by the Company will be made by the Reinsurer to the Company within 5 days after proof of payment by the Company is received by the Reinsurer.

                                    Section 5
                                    ---------

REINSTATEMENT

          Each claim hereon reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time of occurrence of the loss, and for each amount so reinstated the Company agrees to pay an additional premium calculated at the annual earned premium hereon for the

          Agreement Year during which the loss occurred, being pro rata as to the fraction of the face value of this Agreement (i.e., the fraction of $5,000,000) so reinstated and 100% as to the time of the Agreement Year. Nevertheless, the Reinsurer's liability hereunder shall never exceed $5,000,000 in respect of any risk in one occurrence and, subject to the limit in respect of any one occurrence, shall be further limited to $10,000,000 in any one Agreement Year by reason of any and all claims arising hereunder. However, the Reinsurer's liability shall never exceed $10,000,000 for both Property and Casualty Classes of Insurance in any one Agreement Year.

          This Exhibit B is attached to and forms part of Reinsurance Agreement No. 3154-0028 issued to PENN-AMERICA INSURANCE COMPANY, PENN-STAR INSURANCE COMPANY and PENN-PATRIOT INSURANCE COMPANY

          DATED:  June 4, 2004
          RG/rg

                                                                No. 3154-0028
                       NUCLEAR INCIDENT EXCLUSION CLAUSE--
                       PHYSICAL DAMAGE--REINSURANCE--NO. 2

     (1) This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

     (2) Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

          I. Nuclear reactor power plants including all auxiliary property on the site, or

          II.  Any other nuclear reactor  installation,  including  laboratories
               handling   radioactive   materials  in  connection  with  reactor
               installations, and "critical facilities" as such, or

          III.Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

          IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

     (3)  Without in any way  restricting  the  operations of paragraphs (1) and
          (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate:

               (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

               (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

     (4) Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

     (5) It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

     (6) The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

     (7)  Reassured to be sole judge of what constitutes:

               (a)  substantial quantities, and

               (b)  the extent of installation, plant or site.

     Note.--Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that:


               (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply,

               (b) With respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

      NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - No. 1B

     (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurer formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

     (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph
          (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

     Limited Exclusion Provision.*

     I. It is agreed that the policy does not apply under any liability coverage, to { injury, sickness, disease, death or destruction bodily injury or property damage with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy for its termination upon exhaustion of its limit of liability.

     II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

     III.The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

               (a)  become effective on or after 1st May, 1960, or

               (b) become effective before that date and contain the Limited Exclusion Provision set out above;

          provided  this  paragraph  (2)  shall  not  be  applicable  to  Family
          Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

     (3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

          Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability) shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):


     Broad Exclusion Provision.*
     It is agreed that the policy does not apply:

     I. Under any Liability Coverage, to { Injury, sickness, disease, death or destruction Bodily injury or property damage

          (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

          (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

     II.  Under  any  Medical  Payments  Coverage,  or under  any  Supplementary
          Payments Provision relating to {{ immediate medical or surgical relief, to expenses incurred with respect first aid, to bodily injury, sickness, disease or death resulting from the hazardous properties of bodily injury nuclear material and arising out of the operation of nuclear facility by any person or organization.

     III. Under any Liability Coverage, to { Injury, sickness, disease, death or destruction Bodily injury or property damage resulting from the hazardous properties of nuclear material, if

          (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

          (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

          (c) the { injury, sickness, disease, death or destruction bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to { injury to or destruction of property at such nuclear facility. property damage to such nuclear facility and any property thereat.

     IV. As used in this endorsement:

          "hazardous properties" include radioactive, toxic or explosive properties; "nuclear materials" means source material, special nuclear material or byproduct material; "source material," "special nuclear material," "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means

               (a)  any nuclear reactor,
               (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,
               (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,
               (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material; With respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property. "Property damage" includes all forms of radioactive contamination of property.

     V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to

          (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

          (ii)statutory liability insurance required under Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

(4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.


--------------------------------------------------------------------------------

* NOTE: The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

        NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE AND LIABILITY
              (BOILER AND MACHINERY POLICIES) - REINSURANCE - No. 3

     (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

     (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all original Boiler and Machinery Insurance contracts of the Reassured (new, renewal and replacement) shall be deemed to include the following provisions of this paragraph.

          This Policy does not apply to "loss," whether it be direct or indirect, proximate or remote

               (a) from an Accident caused directly or indirectly by nuclear reaction, nuclear radiation or radioactive contamination, all whether controlled or uncontrolled; or

               (b) from nuclear reaction, nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, caused directly or indirectly by, contributed to or aggravated by an Accident.

     (3)  However,  it is agreed that loss arising out of the use of Radioactive
          Isotopes  in  any  form  is  not  hereby  excluded  from   reinsurance
          protection.

     (4) Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

               (a) all policies issued by the Reassured to become effective on or before 30th April, 1958, shall be free from the application of the other provisions of this Clause until expiry date or 30th April, 1961, whichever first occurs, whereupon all the provisions of this Clause shall apply,

               (b) with respect to any risk located in Canada policies issued by the Reassured to become effective on or before 31st December, 1958, shall be free from the application of the other provisions of this Clause until expiry date or 31st December, 1960, whichever first occurs, whereupon all the provisions of this Clause shall apply.